UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5484

Western Asset Zenix Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

Western Asset
Zenix Income Fund Inc.

SEMI-ANNUAL
REPORT

SEPTEMBER 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Zenix Income Fund Inc.

Semi-Annual Report • September 30, 2006

	Letter from the Chairman	I

What’s	Fund at a Glance	2
Inside
	Schedule of Investments	3

	Statement of Assets and Liabilities	20

	Statement of Operations	21

	Statements of Changes in Net Assets	22

	Financial Highlights	23

	Notes to Financial Statements	24

	Financial Data	31

	Board Approval of Management and Subadvisory Agreements	32

	Additional Shareholder Information	35

	Dividend Reinvestment Plan	36

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The advance estimate for third quarter GDP growth was 1.6%—the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June—when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to

Western Asset Zenix Income Fund Inc.

I

a record $78 a barrel in mid-July, fell 15% in the third quarter.iv Overall, during the six months ended September 30, 2006, two-year Treasury yields fell from 4.82% to 4.71%. Over the same period, 10-year Treasury yields declined from 4.86% to 4.64%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 3.73%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were a number of high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the six-month period ended September 30, 2006, the Citigroup High Yield Market Indexvi returned 4.24%.

Despite periods of weakness, emerging markets debt generated positive results over the six-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 4.28%. A strong global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended September 30, 2006, the Western Asset Zenix Income Fund Inc. returned 3.73%, based on its net asset value (“NAV”)viii and 5.15% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 4.24% for the same time frame. The Lipper High Current Yield (Leveraged) Closed-End Funds Category Averageix increased 4.01%. Please note that Lipper performance returns are based on each fund’s NAV per share.

Western Asset Zenix Income Fund Inc.

II

During this six-month period, the Fund made distributions to shareholders totaling $0.132 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of September 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2006 (unaudited)

Six-Month
Price Per Share	Total Return

$2.97 (NAV)	3.73%
$2.89 (Market Price)	5.15%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 20, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Western Asset Zenix Income Fund Inc.

III

Prior to October 9, 2006, the Fund was known as Zenix Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “ZIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XZIFX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that will provide additional information.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Western Asset Zenix Income Fund Inc.

IV

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

October 27, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of these issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

Western Asset Zenix Income Fund Inc.

V

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Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gain distributions, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund.

The number of shares of common stock of the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of the NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of 98% of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 36. To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1 (877) 366-6441.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited)

WESTERN ASSET ZENIX INCOME FUND INC.

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 94.7%
Aerospace & Defense — 1.1%
$175,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16 DRS Technologies Inc., Senior Subordinated Notes:	$172,812
155,000	B+	6.625% due 2/1/16	153,063
300,000	B	7.625% due 2/1/18	306,000
		L-3 Communications Corp., Senior Subordinated Notes:
130,000	BB+	7.625% due 6/15/12	134,550
240,000	BB+	5.875% due 1/15/15	229,200
		Total Aerospace & Defense	995,625

Airlines — 1.5%
135,000	NR	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C, 7.800% due 10/1/06	135,084
		Continental Airlines Inc., Pass-Through Certificates:
59,975	B+	Series 2000-2, Class C, 8.312% due 4/2/11	55,814
420,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	420,263
		United Airlines Inc., Pass-Through Certificates:
167,472	B	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	171,763
397,660	B	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	425,745
185,000	CCC-	Series 2001-1, Class C, 6.831% due 9/1/08 (a)	188,816
		Total Airlines	1,397,485

Auto Components — 1.3%
120,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	122,400
270,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	255,150
		TRW Automotive Inc.:
95,000	BB-	Senior Notes, 9.375% due 2/15/13	101,650
49,000	BB-	Senior Subordinated Notes, 11.000% due 2/15/13	53,655
		Visteon Corp., Senior Notes:
340,000	B-	8.250% due 8/1/10	333,200
305,000	B-	7.000% due 3/10/14	274,500
		Total Auto Components	1,140,555

Automobiles — 2.1%
		Ford Motor Co.:
105,000	B	Debentures, 8.875% due 1/15/22	90,956
1,080,000	B	Notes, 7.450% due 7/16/31	839,700
		General Motors Corp.:
230,000	B-	Notes, 7.200% due 1/15/11	213,038
		Senior Debentures:
250,000	B-	8.250% due 7/15/23	217,812
660,000	B-	8.375% due 7/15/33	574,200
		Total Automobiles	1,935,706

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Biotechnology — 0.0%
$35,000	B	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (b)	$33,425

Building Products — 1.7%
		Associated Materials Inc.:
700,000	CCC	Senior Discount Notes, step bond to yield 11.239% due 3/1/14	388,500
130,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	130,325
215,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	228,975
390,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	370,500
660,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 13.042% due 3/1/14	458,700
		Total Building Products	1,577,000

Capital Markets — 0.4%
		E*TRADE Financial Corp., Senior Notes:
85,000	B+	7.375% due 9/15/13	87,338
215,000	B+	7.875% due 12/1/15	227,362
		Total Capital Markets	314,700

Chemicals — 2.9%
195,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	204,873
400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	431,000
520,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)(c)	516,381
95,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	99,513
		Lyondell Chemical Co.:
125,000	B+	8.000% due 9/15/14	127,187
105,000	B+	8.250% due 9/15/16	107,100
		Senior Secured Notes:
385,000	BB	11.125% due 7/15/12	421,575
30,000	BB	10.500% due 6/1/13	33,150
125,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	135,312
505,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	469,650
85,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	81,175
		Total Chemicals	2,626,916

Commercial Services & Supplies — 2.0%
400,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	402,000
275,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	309,452
330,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	343,200
170,000	B+	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (b)	164,475
515,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	553,625
		Total Commercial Services & Supplies	1,772,752

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Communications Equipment — 1.1%
$835,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$747,325
350,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	290,500
		Total Communications Equipment	1,037,825

Consumer Finance — 4.8%
100,000	B-	ACE Cash Express Inc., Senior Notes 10.250% due 10/1/14 (b)	101,750
		Ford Motor Credit Co.:
		Notes:
250,000	B	7.875% due 6/15/10	243,661
235,000	B	9.957% due 4/15/12 (d)	246,220
210,000	B	7.000% due 10/1/13	195,107
		Senior Notes:
216,000	B	10.640% due 6/15/11 (b)(d)	225,949
365,000	B	9.875% due 8/10/11	378,067
		General Motors Acceptance Corp.:
2,070,000	BB	Bonds, 8.000% due 11/1/31	2,170,337
820,000	BB	Notes, 6.875% due 8/28/12	812,608
		Total Consumer Finance	4,373,699

Containers & Packaging — 3.1%
205,000	CCC+	Berry Plastics Holding Corp., Senior Notes 8.875% due 9/15/14 (b)	207,050
445,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	439,438
		Graphic Packaging International Corp.:
70,000	B-	Senior Notes, 8.500% due 8/15/11	71,925
380,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	390,450
375,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	397,500
		Owens-Brockway Glass Container Inc.:
250,000	B	Senior Notes, 6.750% due 12/1/14	238,750
527,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	544,127
165,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	167,475
125,000	D	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (a)	19,375
275,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	284,750
		Total Containers & Packaging	2,760,840

Diversified Consumer Services — 1.9%
220,000	CCC+	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	223,300
		Hertz Corp.:
335,000	B	Senior Notes, 8.875% due 1/1/14 (b)	352,587
835,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	922,675
220,000	BB-	Service Corp. International, Debentures, 7.875% due 2/1/13	227,700
		Total Diversified Consumer Services	1,726,262

Diversified Financial Services — 2.4%
275,000	B-	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (b)	274,312
75,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	75,563

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 2.4% (continued)
$215,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	$207,475
195,000	CCC+	CitiSteel USA Inc., Senior Secured Notes,, 12.949% due 9/1/10 (d)	202,312
260,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	274,300
120,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	123,000
210,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	217,350
80,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	76,400
140,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	147,700
175,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	189,875
400,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	390,000
		Total Diversified Financial Services	2,178,287

Diversified Telecommunication Services — 7.3%
		Cincinnati Bell Inc.:
350,000	B-	Senior Notes, 7.000% due 2/15/15	344,750
75,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	76,125
45,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	39,150
285,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	307,087
730,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	770,150
300,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	312,000
		Intelsat Bermuda Ltd., Senior Notes:
315,000	B+	9.250% due 6/15/16 (b)	332,719
640,000	B	11.250% due 6/15/16 (b)	683,200
20,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	17,600
210,000	B	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	221,813
155,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	135,625
		NTL Cable PLC, Senior Notes:
50,000	B-	8.750% due 4/15/14	52,125
150,000	B-	9.125% due 8/15/16	155,625
146,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	151,475
		Qwest Communications International Inc., Senior Notes:
40,000	B	7.500% due 2/15/14	40,300
80,000	B	Series B, 7.500% due 2/15/14	80,600
		Qwest Corp.:
875,000	BB	Notes, 8.875% due 3/15/12	959,219
440,000	BB	Senior Notes, 7.500% due 10/1/14 (b)	456,500
220,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	225,842
725,000	B-	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	485,750
670,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	742,862
		Total Diversified Telecommunication Services	6,590,517

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Electric Utilities — 0.6%
$125,220	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	$133,125
395,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	449,312
		Total Electric Utilities	582,437

Energy Equipment & Services — 1.6%
210,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	259,712
88,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	86,900
50,000	B	GulfMark Offshore Inc., 7.750% due 7/15/14	50,500
300,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	319,500
110,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	113,850
510,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	587,730
		Total Energy Equipment & Services	1,418,192

Food & Staples Retailing — 0.3%
245,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	288,215

Food Products — 0.5%
		Dole Food Co. Inc., Senior Notes:
350,000	B	7.250% due 6/15/10	326,375
100,000	B	8.875% due 3/15/11	96,250
		Total Food Products	422,625

Health Care Providers & Services — 3.9%
400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	426,000
		DaVita Inc.:
200,000	B	Senior Notes, 6.625% due 3/15/13	196,250
350,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	345,625
300,000	B	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14	322,500
		HCA Inc.:
775,000	BB+	Debentures, 7.500% due 11/15/95	556,655
175,000	BB+	Notes, 7.690% due 6/15/25	137,485
200,000	BB+	Senior Notes, 6.375% due 1/15/15	162,000
450,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	437,625
		Tenet Healthcare Corp., Senior Notes:
750,000	CCC+	7.375% due 2/1/13	679,687
230,000	CCC+	9.875% due 7/1/14	230,288
		Total Health Care Providers & Services	3,494,115

Hotels, Restaurants & Leisure — 5.5%
		Caesars Entertainment Inc., Senior Subordinated Notes:
200,000	BB-	8.875% due 9/15/08	210,000
100,000	BB-	7.875% due 3/15/10	104,500
455,000	BB-	8.125% due 5/15/11	482,300
75,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	76,875

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 5.5% (continued)
$20,000	B-	Cinemark Inc., Senior Discount Notes, step bond to yield 9.597% due 3/15/14	$16,050
160,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	166,400
		Herbst Gaming Inc., Senior Subordinated Notes:
425,000	B-	8.125% due 6/1/12	436,156
50,000	B-	7.000% due 11/15/14	48,750
100,000	BB	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	106,875
430,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	452,575
450,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	429,750
375,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	353,906
475,000	BB	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	470,844
250,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	245,000
450,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	457,875
400,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	428,500
35,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	37,363
		Station Casinos Inc.:
355,000	BB-	Senior Notes, 7.750% due 8/15/16	370,087
125,000	B+	Senior Subordinated Notes, 6.875% due 3/1/16	117,813
		Total Hotels, Restaurants & Leisure	5,011,619

Household Durables — 2.8%
35,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	35,700
		Beazer Homes USA Inc. Senior Notes:
35,000	BB	6.875% due 7/15/15	31,850
190,000	BB	8.125% due 6/15/16	185,725
285,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	298,395
300,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	328,500
		K Hovnanian Enterprises Inc., Senior Notes:
390,000	BB	7.500% due 5/15/16	366,113
245,000	BB	8.625% due 1/15/17	244,388
255,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	259,781
285,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.156% due 9/1/12	232,275
400,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	410,000
125,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	121,250
		Total Household Durables	2,513,977

Household Products — 0.7%
		Nutro Products Inc.:
50,000	CCC	Senior Notes, 9.230% due 10/15/13 (b)(d)	51,688
130,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	139,750
		Spectrum Brands Inc., Senior Subordinated Notes:
245,000	CCC	8.500% due 10/1/13	213,150
55,000	CCC	7.375% due 2/1/15	44,275

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Household Products — 0.7% (continued)
$210,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (b)	$212,362
		Total Household Products	661,225

Independent Power Producers & Energy Traders — 4.4%
165,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	162,238
		AES Corp.:
		Senior Notes:
690,000	B	9.500% due 6/1/09	740,025
130,000	B	8.875% due 2/15/11	139,750
10,000	B	7.750% due 3/1/14	10,450
80,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	86,600
1,000,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	917,500
		Edison Mission Energy, Senior Notes:
125,000	BB-	7.730% due 6/15/09	129,062
60,000	BB-	7.500% due 6/15/13 (b)	60,900
290,000	B1(e)	7.750% due 6/15/16 (b)	295,075
355,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	357,219
		NRG Energy Inc., Senior Notes:
175,000	B-	7.250% due 2/1/14	174,125
880,000	B-	7.375% due 2/1/16	876,700
		Total Independent Power Producers & Energy Traders	3,949,644

Industrial Conglomerates — 0.1%
100,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	106,625

Insurance — 0.6%
535,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	551,050

Internet & Catalog Retail — 0.4%
165,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	150,975
210,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	207,900
		Total Internet & Catalog Retail	358,875

IT Services — 0.7%
		Sungard Data Systems Inc.:
125,000	B-	Senior Notes, 9.125% due 8/15/13	130,000
495,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	512,325
		Total IT Services	642,325

Leisure Equipment & Products — 0.3%
250,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	245,000

Machinery — 0.5%
25,000	BB	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	26,625
85,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	81,813
194,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	211,702
191,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield 14.657% due 4/15/14	169,035
		Total Machinery	489,175

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 12.4%
$335,000	B-	Affinion Group Inc., Senior Notes 10.125% due 10/15/13 (b)	$353,425
		AMC Entertainment Inc.:
55,000	B-	Senior Note, Series B, 8.625% due 8/15/12	57,063
520,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	569,400
75,000	CCC+	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (b)	73,500
337,746	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	335,213
350,000	CCC-	CCH I Holdings LLC, Senior Notes, 13.500% due 1/15/14	270,375
15,960	CCC(f)	CCH I Holdings LLC/CCH I Holdings Capital Corp., 11.000% due 10/1/15 (b)	14,483
510,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	466,650
		CCH II LLC/CCH II Capital Corp.:
300,180	CCC(f)	10.250% due 10/1/13 (b)	306,934
440,000	CCC-	Senior Notes, 10.250% due 9/15/10	451,000
80,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	75,600
		CSC Holdings Inc.:
		Senior Debentures:
25,000	B+	7.875% due 2/15/18	26,063
295,000	B+	7.625% due 7/15/18	303,481
		Senior Notes:
175,000	B+	7.875% due 12/15/07	178,063
130,000	B+	7.250% due 4/15/12 (b)	130,163
		Series B:
225,000	B+	8.125% due 7/15/09	234,000
125,000	B+	7.625% due 4/1/11	128,906
114,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	127,823
244,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	264,740
395,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	411,294
		EchoStar DBS Corp., Senior Notes:
620,000	BB-	7.000% due 10/1/13 (b)	609,150
610,000	BB-	7.125% due 2/1/16 (b)	592,462
475,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	476,284
315,000	CCC+	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.081% due 10/15/13	276,412
165,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	175,313
500,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	538,750
190,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	183,112
375,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	403,125
285,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	280,012
170,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	171,063
		R.H. Donnelley Corp.:
		Senior Discount Notes:
125,000	B	Series A-1, 6.875% due 1/15/13	114,688
200,000	B	Series A-2, 6.875% due 1/15/13	183,500

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 12.4% (continued)
$325,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	$327,437
75,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	82,875
265,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	271,956
		Rainbow National Services LLC:
450,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	483,750
80,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	90,800
		Rogers Cable Inc.:
50,000	BB+	Secured Notes, 5.500% due 3/15/14	47,250
30,000	BB+	Senior Secured Notes, 6.250% due 6/15/13	29,775
320,000	BB+	Senior Secured Second Priority Notes, 6.750% due 3/15/15	324,800
480,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	489,000
55,000	CCC	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	55,756
		XM Satellite Radio Inc. Senior Notes:
95,000	CCC	9.989% due 5/1/13 (d)	91,200
205,000	CCC	9.750% due 5/1/14	196,800
		Total Media	11,273,446

Metals & Mining — 1.2%
30,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	33,600
205,000	BBB-	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	203,462
555,000	B-	Metals USA Inc., Senior Notes 11.125% due 12/1/15	610,500
250,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	258,750
		Total Metals & Mining	1,106,312

Multi-Utilities — 0.1%
105,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	111,668

Multiline Retail — 0.9%
570,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	618,450
209,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	229,116
		Total Multiline Retail	847,566

Office Electronics — 0.5%
420,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17	428,400

Oil, Gas & Consumable Fuels — 9.2%
195,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	210,600
470,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	485,275
		Chesapeake Energy Corp., Senior Notes:
560,000	BB	6.625% due 1/15/16	543,200
60,000	BB	6.875% due 1/15/16	58,950
125,000	BB	6.500% due 8/15/17	117,813
275,000	BB	6.250% due 1/15/18	256,437
198,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	209,880
100,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	99,500

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 9.2% (continued)
$1,425,000	B	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	$1,467,750
210,000	B+	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	221,414
265,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	260,362
200,000	B	Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	192,500
530,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	506,150
165,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	158,400
125,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	126,875
220,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	222,200
405,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	430,312
		Pogo Producing Co., Senior Subordinated Notes:
20,000	B+	7.875% due 5/1/13 (b)	20,475
345,000	B+	6.875% due 10/1/17	330,769
90,000	B+	Series B, 8.250% due 4/15/11	92,588
20,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	19,900
400,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	424,000
215,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	226,996
170,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	166,600
		Williams Cos. Inc.:
		Notes:
600,000	BB-	7.875% due 9/1/21	630,000
505,000	BB-	8.750% due 3/15/32	555,500
275,000	BB-	Senior Notes, 7.625% due 7/15/19	287,375
		Total Oil, Gas & Consumable Fuels	8,321,821

Paper & Forest Products — 1.6%
465,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	461,513
160,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	137,600
420,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	436,800
90,000	BB+	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	88,208
		Verso Paper Holdings LLC:
105,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (b)	106,181
180,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	179,550
		Total Paper & Forest Products	1,409,852

Personal Products — 0.6%
490,000	B+	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	510,825

Pharmaceuticals — 0.9%
395,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	384,138
450,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	426,375
		Total Pharmaceuticals	810,513

Real Estate Investment Trusts (REITs) — 1.1%
15,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	15,375

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 1.1% (continued)
		Host Marriott LP, Senior Notes:
$215,000	BB	Series I, 9.500% due 1/15/07	$217,956
200,000	BB	Series O, 6.375% due 3/15/15	195,000
230,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	208,725
		Ventas Realty LP/Ventas Capital Corp. Senior Notes:
80,000	BB+	7.125% due 6/1/15	82,700
75,000	BB+	6.500% due 6/1/16	74,906
195,000	BB+	6.750% due 4/1/17	197,194
		Total Real Estate Investment Trusts (REITs)	991,856

Road & Rail — 0.7%
210,000	BB-	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.905% due 5/15/14 (b)(d)	206,850
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
80,000	B-	10.250% due 6/15/07	82,200
315,000	B-	9.375% due 5/1/12	335,475
20,000	B-	12.500% due 6/15/12	22,100
		Total Road & Rail	646,625

Semiconductors & Semiconductor Equipment — 0.2%
350,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	214,375

Software — 0.6%
200,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	186,000
315,000	B-	UGS Capital Corp. II, Senior Subordinated Notes, 10.380% due 6/1/11 (b)(d)(g)	321,300
		Total Software	507,300

Specialty Retail — 1.8%
145,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	149,169
		AutoNation Inc., Senior Notes:
80,000	BB+	7.507% due 4/15/13 (b)(d)	81,400
100,000	BB+	7.000% due 4/15/14 (b)	100,250
210,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	193,725
70,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (b)	78,050
300,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	323,687
425,000	CCC+	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	385,688
295,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	286,150
		Total Specialty Retail	1,598,119

Textiles, Apparel & Luxury Goods — 0.9%
405,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	422,212
575,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.006% due 12/15/14	412,563
		Total Textiles, Apparel & Luxury Goods	834,775

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Thrifts & Mortgage Finance — 1.2%
$1,000,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	$1,057,500

Tobacco — 0.2%
190,000	B-	Alliance One International Inc., 11.000% due 5/15/12	194,750

Trading Companies & Distributors — 1.1%
165,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	172,425
140,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	144,200
380,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	399,950
260,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	263,250
		Total Trading Companies & Distributors	979,825

Wireless Telecommunication Services — 3.0%
50,000	BB-	American Tower Corp., Senior Notes, 7.500% due 5/1/12	51,625
450,000	BBB+	IWO Holdings Inc., Senior Secured Notes, 9.257% due 1/15/12 (d)	464,625
40,000	BB	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	42,050
110,000	B+	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	117,425
330,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	345,675
		Sprint Capital Corp.:
900,000	BBB+	Notes, 8.750% due 3/15/32	1,100,688
600,000	BBB+	Senior Notes, 6.875% due 11/15/28	609,807
		Total Wireless Telecommunication Services	2,731,895
		TOTAL CORPORATE BONDS & NOTES (Cost — $83,165,443)	85,774,116

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,723,537	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(c)(h) (Cost — $1,890,211)	0

CONVERTIBLE BOND & NOTE — 0.1%
Semiconductors — 0.1%
110,000	CC	Amkor Technologies Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $94,816)	92,400

SOVEREIGN BONDS — 1.5%
Brazil — 0.5%
		Federative Republic of Brazil:
250,000	BB	11.000% due 8/17/40	325,812
120,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	131,730
		Total Brazil	457,542

Panama — 0.1%
80,000	BB	Republic of Panama, 9.375% due 4/1/29	103,000

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Russia — 0.9%
$740,000	BBB+	Russian Federation, 5.000% due 3/31/30 (b)	$826,721
		TOTAL SOVEREIGN BONDS (Cost — $1,367,116)	1,387,263

Shares

COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
821,807	Home Interiors of Gifts Inc. (c)(h)*	8,218

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
6,729	Aurora Foods Inc. (c)(h)*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
404	Outsourcing Solutions Inc. (c)*	1,718

INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
2,601	Motorola Inc.	65,025

Semiconductors & Semiconductor Equipment — 0.0%
287	Freescale Semiconductor Inc., Class B Shares *	10,909
	TOTAL INFORMATION TECHNOLOGY	75,934

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares (c)*	0
	TOTAL COMMON STOCKS (Cost — $593,018)	85,870

CONVERTIBLE PREFERRED STOCKS — 0.3%
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
4,800	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $141,600)	269,400

PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
1,500	Ford Motor Co., 7.400%	27,225
900	Ford Motor Co., Series F, 7.550%	16,443
	TOTAL CONSUMER DISCRETIONARY	43,668

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Shares	Security	Value

ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
535	Chesapeake Energy Corp., 6.250%	$134,975

FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
500	Preferred Plus, Series FRD-1, 7.400%	9,010
10,000	Saturns, Series F 2003-5, 8.125%	189,500
	TOTAL FINANCIALS	198,510

	TOTAL PREFERRED STOCKS (Cost — $363,146)	377,153

Face Amount
LOAN PARTICIPATION — 1.1%
Telecommunications — 1.1%
$1,000,000	UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (i)(j)(k) (Cost — $1,000,000)	999,241

Warrants
WARRANTS (c)(h) — 0.0%
325	Cybernet Internet Services International Inc., Expires 7/1/09*	0
265	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)*	0
335	Merrill Corp., Class B Shares, Expires 5/1/09 (b)*	0
60	Pliant Corp., Expires 6/1/10 (b)*	1
1,300	RSL Communications Ltd., Class A Shares, Expires 11/15/06*	0

	TOTAL WARRANTS (Cost — $64,601)	1

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $88,679,951)	88,985,444

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (September 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 1.8%
Repurchase Agreement — 1.8%
$1,641,000	Nomura Securities International Inc. repurchase agreement dated 9/29/06, 5.330% due 10/2/06; Proceeds at maturity — $1,641,729; (Fully collateralized by U.S. Government Agency Obligations, 4.500% to 5.125% due 5/17/07 to 9/11/07; Market value — $1,675,195) (Cost — $1,641,000)	$1,641,000
	TOTAL INVESTMENTS — 100.0% (Cost — $90,320,951#)	$90,626,444

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Security is currently in default.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2006.
(e)	Rating by Moody’s Investors Service.
(f)	Rating by Fitch Ratings Service.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Illiquid security.
(i)	The maturity date shown represents the latest maturity date.
(j)	Interest rate represents the effective rate on the loan/debt security.
(k)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 18 and 19 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect
CCC, CC		to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB”
and C

indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,	—	Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect
CCC,		to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a
CC and C

lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (September 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $90,320,951)	$90,626,444
Cash	490
Dividends and interest receivable	1,853,835
Receivable for securities sold	477,418
Prepaid expenses	8,703
Other receivables	55,167
Total Assets	93,022,057
LIABILITIES:
Payable for securities purchased	1,775,841
Distributions payable	54,270
Investment management fee payable	52,213
Distributions payable to Auction Rate Cumulative Preferred Stockholders	23,786
Accrued expenses	122,625
Total Liabilities	2,028,735
Auction Rate Cumulative Preferred Stock (2,400 shares authorized; 1,400 shares issued and outstanding at $25,000 per share) (Note 4)	35,000,000
Total Net Assets	$55,993,322

NET ASSETS:
Par value ($0.01 par value; 18,825,244 shares issued and outstanding; 250,000,000 shares authorized)	$188,252
Paid-in capital in excess of par value	107,865,494
Overdistributed net investment income	(263,096)
Accumulated net realized loss on investments	(52,102,821)
Net unrealized appreciation on investments	305,493
Total Net Assets	$55,993,322

Shares Outstanding	18,825,244
Net Asset Value	$2.97

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended September 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$3,887,438
Dividends	19,656
Total Investment Income	3,907,094
EXPENSES:
Investment management fee (Note 2)	317,980
Auction participation fees (Note 4)	44,652
Audit and tax	44,522
Directors’ fees	42,724
Shareholder reports	36,989
Transfer agent fees	29,510
Legal fees	29,212
Stock exchange listing fees	13,299
Rating agency fees	11,915
Custody fees	7,490
Auction agent fees	3,504
Insurance	1,024
Miscellaneous expenses	4,128
Total Expenses	586,949
Net Investment Income	3,320,145
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	1,484,281
Change in Net Unrealized Appreciation/Depreciation From Investments	(1,997,635)
Net Loss on Investments	(513,354)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(879,413)
Increase in Net Assets From Operations	$1,927,378

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended September 30, 2006 (unaudited)
and the year ended March 31, 2006

	September 30	March 31
OPERATIONS:
Net investment income	$3,320,145	$6,564,154
Net realized gain	1,484,281	1,320,729
Change in net unrealized appreciation/depreciation	(1,997,635)	(1,571,549)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(879,413)	(1,317,809)
Increase in Net Assets From Operations	1,927,378	4,995,525
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,482,850)	(5,572,501)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(2,482,850)	(5,572,501)
FUND SHARE TRANSACTIONS (NOTE 6):
Reinvestment of distributions	54,366	508,837
Increase in Net Assets From Fund Share Transactions	54,366	508,837
Decrease in Net Assets	(501,106)	(68,139)
NET ASSETS:
Beginning of period	56,494,428	56,562,567
End of period*	$55,993,322	$56,494,428
* Includes overdistributed net investment income of:	$(263,096)	$(220,978)

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

	2006(1)		2006	2005(2)		2004	2003	2002
Net Asset Value, Beginning of Period	$3.00		$3.03	$3.14		$2.63	$2.95	$3.97
Income (Loss) From Operations:
Net investment income	0.18		0.35	0.37		0.41	0.44	0.61
Net realized and unrealized gain (loss)	(0.03)		(0.01)	(0.07)		0.54	(0.27)	(0.98)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.05)		(0.07)	(0.04)		(0.02)	(0.04)	(0.09)
Total Income (Loss) From Operations	0.10		0.27	0.26		0.93	0.13	(0.46)
Change in Undeclared Distributions on Auction Rate Cumulative Preferred Stock	—		—	—		—	—	0.00 (3)
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.13)		(0.30)	(0.37)		(0.39)	(0.40)	(0.51)
Return of capital	—		—	—		(0.03)	(0.05)	(0.05)
Total Distributions	(0.13)		(0.30)	(0.37)		(0.42)	(0.45)	(0.56)
Net Asset Value, End of Period	$2.97		$3.00	$3.03		$3.14	$2.63	$2.95
Market Price, End of Period	$2.89		$2.88	$3.22		$3.99	$3.66	$3.61
Total Return, Based on Net Asset Value(4)(5)	3.73%		9.41%	7.17	%(6)	33.59%	3.81%	(13.88)%
Total Return, Based on Market Price(4)(5)	5.15%		(1.16)%	(10.37	)%(6)	21.98%	18.06%	(13.20)%
Net Assets, End of Period (000s)	$55,993		$56,494	$56,563		$57,271	$46,833	$50,761
Ratios to Average Net Assets:(7)
Gross expenses	2.11	%(8)	2.01%	2.14%		2.30%	2.82%	2.81%
Net expenses	2.11	(8)	2.01 (9)	2.14		2.30	2.82	2.81
Net investment income	11.91	(8)	11.60	11.85		13.48	17.52	22.85
Portfolio Turnover Rate	43%		43%	29%		31%	73%	82%
Auction Rate Cumulative Preferred Stock:(10)(11)
Total Amount Outstanding (000s)	$35,000		$35,000	$35,000		$35,000	$35,000	$40,000
Asset Coverage Per Share	64,995		65,353	65,402		65,908	58,452	56,726
Involuntary Liquidating Preference Per Share	25,000		25,000	25,000		25,000	25,000	25,000
Average Market Value Per Share	25,000		25,000	25,000		25,000	25,000	25,000

(1)	For the six months ended September 30, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(5)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(6)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(7)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(8)	Annualized.
(9)	Reflects fee waivers and/or expense reimbursements.
(10)	Excludes accrued interest or accumulated undeclared distributions.
(11)	On August 28, 2002, the Fund redeemed 200 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

See Notes to Financial Statements.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.              Organization and Significant Accounting Policies

Western Asset Zenix Income Fund Inc. (formerly known as Zenix Income Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income by investing in a diversified portfolio of high-yield, lower rated fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(d) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the ARCPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.              Investment Management Agreement and Other Transactions with Affiliates

For a portion of the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.              Investments

During the six months ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$31,597,192
Sales	32,747,289

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,320,435
Gross unrealized depreciation	(4,014,942)
Net unrealized appreciation	$305,493

4.              Auction Rate Cumulative Preferred Stock

As of September 30, 2006, the Fund had 1,400 outstanding shares of ARCPS. The ARCPS dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. Dividend rates ranged from 4.600% to 5.160% for the six months ended September 30, 2006.

The ARCPS are redeemable under certain conditions by the Fund, at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent pays to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of ARCPS that the broker/dealer places at auction. For the six months ended September 30, 2006, CGM earned $44,652 as the lead participating broker/dealer.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.              Common Stock

Common stock transactions were as follows:

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	18,933	$54,366	166,034	$508,837

6.              Capital Loss Carryforward

As of March 31, 2006, the Fund had a net capital loss carryforward of $53,443,126, of which $5,626,586 expires in 2008, $12,670,390 expires in 2009, $26,209,579 expires in 2010, $7,861,753 expires in 2011 and $1,074,818 expires in 2012. This amount will be available to offset any future taxable gains.

7.              Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Fund’s Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.              Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.              Subsequent Event

The Fund’s name changed to Western Asset Zenix Income Fund Inc. on October 9, 2006.

10.       Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be April 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No.157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2006
4/26/05	4/29/05	$3.110	$2.99	$0.0270	$2.955
5/24/05	5/27/05	3.110	2.93	0.0270	2.955
6/21/05	6/24/05	3.240	3.03	0.0270	3.078
7/26/05	7/29/05	3.420	3.09	0.0270	3.249
8/23/05	8/26/05	3.370	3.10	0.0270	3.202
9/27/05	9/30/05	3.140	3.03	0.0237	2.983
10/25/05	10/28/05	2.760	2.97	0.0237	2.891
11/21/05	11/25/05	2.750	2.95	0.0237	2.798
12/27/05	12/30/05	2.590	2.97	0.0230	2.715
1/24/06	1/27/06	2.790	3.00	0.0230	2.864
2/21/06	2/24/06	2.880	3.00	0.0230	2.920
3/28/06	4/03/06	2.870	3.01	0.0220	2.913
Fiscal Year 2007
4/25/06	4/28/06	2.810	3.000	0.0220	2.854
5/23/06	5/26/06	2.740	2.970	0.0220	2.764
6/27/06	6/30/06	2.670	2.870	0.0220	2.737
7/21/06	7/28/06	2.700	2.900	0.0220	2.773
8/18/06	8/25/06	2.900	2.930	0.0220	2.871
9/22/06	9/29/06	2.910	2.960	0.0220	2.901

*As of record date.

Western Asset Zenix Income Fund Inc. 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006 the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

Western Asset Zenix Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of

Western Asset Zenix Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Western Asset Zenix Income Fund Inc.

Additional Shareholder Information (unaudited)

The Annual Meeting of Shareholders of Western Asset Zenix Income Fund Inc. was held on July 26, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Nominees	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares For Election	Preferred Shares Withheld
Dwight B. Crane	17,305,097	561,489	N/A	N/A
Paolo M. Cucchi	17, 314,290	552,296	N/A	N/A
Robert A. Frankel	N/A	N/A	1,393	5
R. Jay Gerken	17,313,545	553,041	1,393	5
Paul Hardin	17,293,988	572,598	1,393	5
William R. Hutchinson	N/A	N/A	1,393	5
George M. Pavia	17,293,988	578,064	1,392	6

Western Asset Zenix Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”) as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the Common Stock is equal to or exceeds 98% of the net asset value per share of the Common Stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of Common Stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the Common Stock.

If the market price of the Common Stock is less than 98% of the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the Common Stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the Common Stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at such net asset value. AST will begin to purchase Common Stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Zenix Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Western Asset Zenix Income Fund Inc.

(This page intentionally left blank.)

Western Asset Zenix Income Fund Inc.

DIRECTORS
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel

R. Jay Gerken, CFA
Chairman

Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer and Treasurer

Ted P. Becker
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISER

Western Asset Management
Company

CUSTODIAN

State Street Bank and Trust
Company

TRANSFER AGENT

American Stock Transfer &
Trust Company

59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of the Western Asset Zenix Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or of any securities mentioned in this report.

www.leggmason.com/Investor
Services

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD01206 11/06      SR06-171

Western Asset
Zenix Income Fund Inc.

WESTERN ASSET ZENIX INCOME FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                   CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)                               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Zenix Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Zenix Income Fund Inc.

Date:	December 8, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Zenix Income Fund Inc.

Date:	December 8, 2006